SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 4, 2000


                       AMERICAN ACCESS TECHNOLOGIES, INC.
                       ----------------------------------
              (Exact name of registrant as specified in its charter


                       Florida                        59-3410234
                       -------                        ----------
          (State or other jurisdiction    (IRS Employer Identification No.
                                                  of incorporation)


                 37 Skyline Dr. Suite 1101, Lake Mary, FL 32746

       Registrant's telephone number, including area code: (407) 333-1446

Item 2. Disposition of Assets

         On April 4, 2000, American Access Technologies, Inc. disposed of a Promissory Note made by Universal Beverages Holding Corp. in the amount of $500,000 plus 15% interest, of which $75,000 had accrued since Universal defaulted on the note in March, 1999. The note was sold without recourse to McLean Ventures, a Virginia corporation, for a total of $575,000. McLean paid an initial cash conideration of $250,000, with the balance of $325,000 due on October 31, 2000 with interest at 15%. The note has been guaranteed by Manuel Iglesias for value received.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         The following Exhibits are filed herewith:

    Exhibit No.                   Description

         1.       Original Promissory Note executed by Universal Beverages
                  Holding Corp.

         2.       Promissory Note for $325,000 by McLean Ventures, Inc.

         3.       Purchase of Note and Assignment Agreement with McLean
                  Ventures, Inc.

         4.       Guaranty of Payment by Manuel E. Iglesias


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN ACCESS TECHNOLOGIES, INC.


     April 6, 2000                                   By: /s/ John Presley
                                                         -------------------
                                                         John Presley, President